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                                                                  Exhibit 10.3.2

                       SECOND AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------


         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is made as of July 28, 1997, by and between LAZARUS PA, INC., an Ohio corporation, as successor to JOSEPH HORNE CO., INC. (the "BORROWER"), and PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association, as the sole lender (the "BANK"), and in its capacity as agent for the Banks (the "AGENT").

                                   WITNESSETH:

         WHEREAS, the Borrower (or its predecessor in interest) has executed and delivered to the Agent and the Banks a Loan Agreement dated as of May 26, 1994, which was subsequently amended by a First Amendment to Loan Agreement dated as of December 6, 1995 (collectively, the "LOAN AGREEMENT") which evidences some or all of the Borrower's obligations for one or more loans or other extension of credit (the "OBLIGATIONS"); and

         WHEREAS, the parties desire to amend the Loan Agreement as provided for below;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

         1.       The Loan Agreement is amended as follows:

                  1.1 Section 2.2b of the Loan Agreement is deleted in its entirety and the following inserted in its place:

         2.2b "INTEREST RATE. The Term Loan shall bear interest at a rate per annum equal to the (A) Eurodollar Rate plus (B) the applicable Drawn Cost.

         As used in this Section, `Drawn Cost' means the applicable Drawn Cost delineated in the grid in the definition of `Applicable Margin' in the Five Year Credit Agreement dated as of July 28, 1997 among the Guarantor, and Citibank, N.A. as Administrative Agent and as Paying Agent, and the other agents and lenders named therein (the "GUARANTOR'S CREDIT AGREEMENT"). The applicable Drawn Cost will be determined by reference to the Performance Level of the Guarantor as defined in and as in effect under the Guarantor's Credit Agreement, and such Drawn Cost will change five Business Days after the Guarantor's chief financial officer provides a certificate to the Agent hereunder setting forth that a change in the applicable Performance Level under the Guarantor's Credit Agreement has become effective. As of August 1, 1997, the Drawn Cost is 0.3000%."

         2. Any and all references to the Loan Agreement in any other loan documents relating to the Obligations (the "Loan Documents") shall be deemed to refer to such Loan Agreement as amended hereby. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Agreement.

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         3. This Amendment is deemed incorporated into each of the Loan
Documents. To the extent any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

         4. The Borrower hereby represents and warrants that (a) all of its representations and warranties in the Loan Documents are true and correct, (b) no default or Event of Default exists under any Loan Document, and (c) this Amendment has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to the operation of applicable bankruptcy and other creditor relief laws in effect from time to time.

         5. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect.

         6. This Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all copies shall constitute one and the same instrument.

         7. This Amendment will be binding upon and inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns.

         8. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default thereunder, or a waiver or release of any of the Agent's or the Banks rights and remedies (all of which are hereby reserved). THE BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE WAIVER OF JURY TRIAL PROVISIONS.

         Executed as of the date first written above.

                                        LAZARUS PA, INC.,
                                        an Ohio corporation


                                        By:      /s/ Karen M. Hoguet
                                            ------------------------------------
                                        Print Name:       Karen M. Hoguet
                                                   -----------------------------
                                        Title:   Treasurer
                                              ----------------------------------

                                        PNC BANK, OHIO, NATIONAL
                                        ASSOCIATION, a national
                                        banking association, in its
                                        capacity as the sole Bank
                                        and Agent


                                        By:      /s/ Bruce A. Kintner
                                            ------------------------------------
                                        Print Name:       Bruce A. Kintner
                                                   -----------------------------
                                        Title:   Vice President
                                              ----------------------------------



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                              CONSENT OF GUARANTOR

         The undersigned guarantor hereby consents to the provisions of the foregoing Second Amendment to Loan Agreement (the "Amendment"), and confirms and agrees that that undersigned's obligations under the Guaranty Agreement dated as of May 26, 1994 (the "Guaranty"), relating to some or all of the Obligations mentioned in the foregoing Amendment shall be unimpaired by the Amendment and that the undersigned has no defenses or setoffs against the Bank, its officers, directors, employees, agents or attorneys with respect to the Guaranty except as may be provided in the Guaranty and that all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed. The undersigned hereby certifies that the representations and warranties made in the Guaranty are true and correct. The undersigned hereby ratifies and confirms the waiver of jury trial provisions contained in the Guaranty.

         Executed as of July 28, 1997, intending to be legally bound hereby.


                                    FEDERATED DEPARTMENT STORES, INC.,
                                    a Delaware corporation


                                    By:      /s/ Karen M. Hoguet
                                        ---------------------------------------
                                    Print Name:       Karen M. Hoguet
                                                -------------------------------
                                    Title:   SVP - Planning and Treasurer
                                           -------------------------------------